December 1, 2015

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Select Managers Long/Short Fund

Supplement to Prospectus

dated February 27, 2015

The following information supersedes and replaces the third paragraph in “Fund Summary – Portfolio Management – Subadvisers and Primary Portfolio Managers” in the prospectus:

Owl Creek Asset Management, L.P. (Owl Creek). Jeffrey A. Altman and Daniel E. Krueger have been the portfolio managers responsible for the day-to-day management of the portion of the fund’s portfolio managed by Owl Creek since the fund’s inception in March 2014. Mr. Altman is the Managing Partner, and Mr. Krueger is a Partner and Managing Director, of Owl Creek.

The following information supersedes and replaces any contrary information contained in the third paragraph in “Fund Details – Management - Subadvisers” in the prospectus:

Owl Creek Asset Management, L.P., located at 640 Fifth Avenue, 20th Floor, New York, New York 10019, is a registered investment adviser. Jeffrey A. Altman and Daniel E. Krueger have been the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund’s portfolio managed by Owl Creek since the fund’s inception in March 2014. Mr. Altman is the Managing Partner of Owl Creek, which he founded in 2001. Mr. Krueger is a Partner and Managing Director of Owl Creek, which he joined in 2002.

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